EXHIBIT 99.1

Form of Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Boston Pacific Medical, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2002 (the "Report"), I, Brant Dees, Chief Executive Officer and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brant Dees

Brant Dees

Chief Executive Officer and

Principal Financial Officer

Date: December 24, 2002